Exhibit 99.1

Bsquare Announces New Chief Financial Officer

Cheryl Wynne appointed Chief Financial Officer

Seattle, WA – January 31, 2022 -- Bsquare Corporation (NASDAQ: BSQR), announced that Chris Wheaton will be stepping down as Chief Financial Officer and Chief Operating Officer and that Cheryl Wynne is being appointed Chief Financial Officer effective with Mr. Wheaton’s departure from the role end of day on February 16, 2023.

Ms. Wynne has served as the Corporate Controller and Senior Director of Finance at Bsquare since joining the Company in November 2020. Ms. Wynne is a Certified Public Accountant and holds a BS and Master of Accountancy from Texas State University. She began her career at Ernst & Young and then worked at Nordstrom for nearly ten years, in various finance and accounting roles. After Nordstrom, Ms. Wynne transitioned to the non-profit sector, serving as Vice President of Finance and Administration at LifeCenter Northwest and, most recently, as Chief Financial Officer at Forterra NW.

“I have deeply enjoyed working with Chris and am grateful for the many contributions he made during his tenure with us. Our Company has great potential and a strong leadership team, and I’m excited to see what the future holds,” said Ms. Wynne.

“Cheryl has been invaluable in helping us manage our business. She is well known to our Board of Directors and Audit Committee, and they share my confidence that she will help us achieve our 2023 goals of break-even operations and finding new ways to grow our business,” said Ralph C. Derrickson, President and CEO, Bsquare Corporation. “I would also like to thank Chris for all that he has done for Bsquare and I wish him the best in his future endeavors."

About Bsquare Corporation

Bsquare helps companies build connected products that participate intelligently in their own security, deployment, operation, and management, allowing our customers to realize the full potential of a connected world. We have extensive experience designing with Windows, Linux, Android, and other embedded operating systems and now operate IoT networks ranging in size from 50,000 to more than 1 million devices for our customers. Our technology is powering devices that help people be productive, enhance quality of life, and preserve the resources of our planet. Bsquare serves a global customer base from offices in Seattle, WA, and the United Kingdom. For more information, visit www.bsquare.com.

Cautionary Note Regarding Forward-Looking Statements

This release contains "forward-looking statements" within the meaning of the safe-harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "expect," "continue," "believe," "plan," "strategy," "future," "may," "should," "will," and similar references to future periods. Examples of forward-looking statements include, among others, express or implied statements we make regarding the stability of our business, expected improvements to our IoT and software offerings, expected operating results in future periods, such as anticipated revenue, gross margins, profitability, cash and investments, and regarding strategies for customer retention, growth, new product and service developments, and market position. Forward-looking statements are neither historical facts nor assurances about future performance. Instead, they are based on current beliefs, expectations and assumptions about the future of our business and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others: our ability to execute our development initiatives and sales and marketing strategies; the extent to which we are successful in gaining new long-term customers and retaining existing ones; whether we are able to maintain our favorable relationship with Microsoft as a systems integrator and distributor; our success in leveraging strategic partnering initiatives with companies such as Microsoft, AWS and Intel; the ongoing impact of COVID-19 on our business and on our customers and vendors; and such other risk factors as discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this release is based only on information currently available to us and speaks only as of the date on which it is made. Except as required by law, we undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Bsquare and Investor Contact:

Christopher Wheaton

Bsquare Corporation, Chief Financial and Operating Officer

+1 425.519.5900

investorrelations@bsquare.com

Bsquare and the Bsquare Logo are trademarks of Bsquare Corporation in the U.S. and other countries. Other names and brands herein may be trademarks of others.

1415 Western Avenue, Suite 700, Seattle, Washington 98101 Toll Free: 888.820.4500 Main: +1 425.519.5900 Fax: +1 425.519.5999